Exhibit 10.1

Purchase Agreement

between

Sycamore Networks Inc., Chelmsford, MA, USA

and

Siemens AG Munich, Germany

Agreement made by and between Sycamore Networks, Inc., a Delaware corporation with principal offices at 150 Apollo Drive, Chelmsford, MA ( hereinafter referred to as “Sycamore”) and SIEMENS AKTIENGESELLSCHAFT, a corporation existing under and by virtue of the laws of the Federal Republic of Germany having its division head office in Hofmannstraße 51, 81359 Munich, (hereinafter referred to as Siemens). In consideration of the promises and mutual covenants herein contained, the parties agree as follows:

1.	DEFINITION

1.1	“Subsidiary” shall mean a company where Siemens owns more than 50% (fifty percent) of such company’s voting stock, and/or companies that are listed as subsidiaries Siemens’ published annual report.

1.2	“Software” means any computer software program in machine readable format made available by Sycamore to Siemens as part of the Contractual Products.

1.3	“System Software” means the software, in whatever form supplied, which is licensed in conjunction with and as a part of the Contractual Products excluding ***.

1.4	“Network Management Software” means a stand alone software program that manages optical networks including ***.

1.5	“Contractual Products” means the hardware and software products (including components or portions thereof) listed in Exhibit A, as modified by the parties pursuant to the Adaptation Work Agreement between the Parties (the “Adaptation Agreement”), dated June 13, 2002.

1.6	“Source Code” means the code of the Software in *** or other well-known commonly used programming language (in Sycamore’s sole discretion), and shall include pertaining flow charts, programmer’s notes and information regarding programmer’s tools, as well as test Software and test documentation, respectively, in accordance with Sycamore’s standard practices.

1.7	“User Documentation” means the documentation customarily provided by Sycamore with the Contractual Products to allow the End-User to configure and use the Contractual Products. Said User Documentation shall be provided, if available, in electronic media (e.g. CD-ROM).

1.8	“End-User” means a third party who purchases Contractual Products from Siemens or the end-user customer who purchases Contractual Products from a Siemens Subsidiary or a mutually agreed upon Siemens reseller.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions. Asterisks denote omission.

1.9	“Specification” means all of the technical data related to the design, function, performance and reliability of the Contractual Products, including the Final Specification as signed by Sycamore and Siemens under the Adaptation Agreement, as per Exhibit C.

1.10	“FRU” means Field Replaceable Unit such as line cards, processor cards, power supplies and accessories, as listed in Exhibit A.

1.11	“ARO” means “after receipt of order” by Sycamore’s Order Administration department.

1.12	“ECO” means Engineering Change Order, which encompasses any change to a Contractual Product or FRU.

2.	PURPOSE OF THIS AGREEMENT

Siemens desires to purchase the Contractual Products in order to integrate them into its *** and to market and sell them to End-Users as part of Siemens´ product range.

This Agreement shall govern the purchase and sale of Sycamore’s Contractual Products as defined in Article 1.5 as well as the applicable User Documentation as set forth in Exhibit B, and as described in the Specifications to Siemens. All Software is licensed under the rights as set forth in Article 5.

Siemens’ optical network division “ICN ON” will be the single point of co-ordination of sales activities, ordering and billing under this Agreement and exceptions shall only be by mutual agreement in writing.

Siemens shall not distribute or sell Contractual *** means any business entity that designs, manufactures and/or sells networking communications equipment including, but not limited to, optical networking equipment, network switching equipment, network routing equipment, transport equipment and/or any other communications equipment that a network service provider would use to carry communications traffic over its network.

3.	DOCUMENTATION

3.1	Sycamore shall upon execution of this Agreement, provide to Siemens, in English, *** set in both hard copy and electronic form for each Contractual Product covered under this Agreement, free of charge.

3.2	User Documentation shall comply with the latest technical standards of the Contractual Product in question and for changed Contractual Products which are shipped, shall be updated in accordance with Sycamore’s customary practices when there is a material Contractual Product change as defined in Article 14. The Parties’ respective Program Managers (as defined in Article 28.1) shall communicate regularly to exchange information regarding any changes to Contractual Products. Sycamore shall, during the purchase term hereunder, promptly provide to Siemens free of charge, one set of User Documentation updates, in both electronic and hard copy form, where available, regarding Contractual Products purchased hereunder. Sycamore shall make available for a reasonable fee after the expiration of this Agreement, a single copy for reproduction of applicable updated User Documentation for distribution by Siemens, its Subsidiaries, or mutually agreed resellers to its End-Users in connection with Siemens’ continuing support obligations to its End-Users for Sycamore Contractual Products. Notwithstanding expiration or other termination of this Agreement, Sycamore’s obligation to update User Documentation under warranty shall remain in effect for Contractual Products covered by warranty even after expiration of this Agreement.

3.3	Sycamore grants to Siemens and its Subsidiaries, and mutually agreed resellers, a *** license to use, copy, modify, translate, display, publish, republish, sell and distribute any User Documentation, only in conjunction with the distribution and support of the Contractual Products. Where Siemens is entitled to allow sublicensing it may sublicense the rights set forth in this paragraph subject to the limitations herein, to its Subsidiaries, its resellers as mutually agreed upon by the Parties, and sublicensees.

3.4	Training Materials. Sycamore shall provide to Siemens at no charge a set of reproducible training materials, including such materials as usually utilized by Sycamore when instructing its own customers (e.g. video clips). Such training materials shall be in English and if available also in German. *** Siemens and its Subsidiary Companies, and mutually agreed resellers, may utilize any copy of Sycamore’s training materials for performing its own training courses for their own customers at no charge so long as such training is provided at no charge. To the extent that *** Siemens shall pay to Sycamore a commercially reasonable royalty for such use.

Other service manuals, including but not limited to, marketing newsletters, may be purchased by Siemens at Sycamore’s then current Siemens discounted prices for such manuals.

Sycamore shall provide at no charge to Siemens one copy of Sycamore’s Configuration Guide in PDF format. Siemens will have reproduction rights, provided that notice is contained of Sycamore’s ownership or copyright of the information.

3.5	Copyrighted Material. Siemens may reproduce portions of the operator’s manual, service manual and other manuals for use with Contractual Product(s) purchased under this Agreement, provided that Sycamore’s copyright notice is properly retained on all copies of such reproductions. Siemens must not remove Sycamore’s internal identifying labels containing Sycamore’s model and serial number. Notwithstanding, Siemens shall be entitled to add its own copyright notices, if applicable, and trademarks. As to any Siemens-copyrighted material incorporated in such manuals, Sycamore shall have a non-exclusive license to use such copyrighted material only on equipment to be delivered to Siemens or End-Users and subject to retention of Siemens’ copyright notice upon terms and conditions and costs to be agreed between Sycamore and Siemens.

4.	QUANTITY AND PRICE

Prices shall be set forth in Sycamore’s international price list, a copy of which is attached as part of Exhibit D, and Discounts shall be as set forth in Exhibit D. The prices and discounts shall remain fixed for the *** of this Agreement (the “***”). After ***, Sycamore shall retain the ability to modify the international price list. Sycamore shall provide Siemens with *** prior written notice (the “Notification Period”)of any modification to such international price list. Sycamore *** Siemens regarding price and discount modifications and provide Siemens with the opportunity ***. The modified international price list and discounts shall apply to any purchase order issued by Siemens on or after the effective date of such modified price or discount.

5.	GRANT OF RIGHTS

5.1.1	Subject to the terms and conditions of this Agreement, Siemens shall have the *** right to market or have marketed, as it may choose, through its Subsidiaries and resellers, as agreed by the Parties on a case-by-case basis, the Contractual Products under Sycamore’s trade names or trade marks, pursuant to the terms of this Agreement (the “Distribution Right”). The term “market” shall comprise sale, lease and other forms of transfer. Siemens’ use of Sycamore’s trade names and trademarks in marketing of the Contractual Products shall conform to Sycamore’s reasonable usage requirements which Sycamore shall communicate in writing to Siemens and which may be changed with reasonable advance notice to Siemens from time to time.

5.1.2	Sycamore owns or has the right to sublicense as contemplated hereby certain object code software, either referenced herein, or provided to Siemens pursuant to a purchase order accepted hereunder, or included as an integral part of Contractual Products listed on Exhibit A, attached hereto, (herein collectively and individually referred to as the “Software”). Upon the agreement of the parties, additional Software may be added to Exhibit A.

Siemens shall have the *** right to (i) use the Software in connection with the installation, commissioning, integration into ***, testing, operation and maintenance of the Contractual Products; (ii) sublicense the rights to use such Software to its Subsidiaries, mutually agreed resellers and End-Users pursuant to license terms and conditions substantially similar to the terms and conditions contained in the sample license agreement, Exhibit H, which the parties agree to negotiate in good faith during the *** following execution of this Agreement, and which may be included in the Contractual Product’s Documentation); and (iii) allow Siemens´ Subsidiaries the rights to sublicense the rights as per (i) above to their End-Users of Contractual Products, all rights in conjunction with the Contractual Products pursuant to license terms substantially similar to the terms and conditions contained in Exhibit H and the Distribution Right set forth in 5.1.1, above. *** as set forth in the Sycamore price list. In case patches and bug fixes are enclosed in new releases and cannot be separated from such release, then Sycamore shall grant Siemens and End-Users the complete release ***.

5.1.3	Siemens will have the right to use the Software with Contractual Products that Siemens retains for its own internal use under the license terms referenced above, regardless of any termination of this Agreement, unless such termination is due to Siemens’ material breach of its principal obligations under this Agreement and is according to Art. 29.2(a). For the avoidance of any doubt, should Siemens’ right to use the Software with Contractual Products terminate due to Siemens’ material breach of its principal obligations under this Agreement, such termination shall not apply to Software with Contractual Products which have already been distributed by Siemens to End-Users before such termination.

5.1.4	Should Siemens request the conclusion of an escrow agreement regarding Source Code, Sycamore shall comply with this request within *** after the receipt of the request, subject to mutual agreement ***, which both Parties shall negotiate in good faith, ***.

5.1.5	License Payment: As payment constitutes consideration for the license rights hereunder, Siemens failure to pay the purchase price for the Contractual Products after the due date in spite of a written notice by Sycamore giving Siemens ***, such failure to pay constitutes a violation of the terms of this Agreement and will give rise to the loss of the license granted hereunder. The *** as provided in this Article 5.1.5 shall constitute Siemens’ sole *** such purchase price and *** cure period pursuant to Article 29.2(c) for material breach by Siemens shall not apply to delay by Siemens to pay such purchase price.

6.	PROTECTION AND SECURITY

With reference to any copyright notice or other proprietary legend associated with the Software, Siemens agrees to include the same on all copies it makes, in whole or in part, and to include the same on any updated work. The copyright notice may appear in any of several forms, including machine-readable form within the Software. Siemens agrees not to provide or otherwise make available, in any form, the Software, or any portion thereof, to any person other than employees of Siemens, its Subsidiaries, or mutually agreed resellers or to End-Users pursuant to licenses as provided herein without the prior written consent of Sycamore. Siemens shall hold the Software, including methods or concepts utilized therein, in confidence as contemplated by Article 25.

7.	RELEASES, REVISIONS AND ENHANCEMENTS

In the event software releases, revisions, enhancements or additional software are delivered to Siemens with respect to any Software licensed hereunder and are not the subject of a separate Sycamore software license agreement, then such items shall be deemed to be Software licensed pursuant to this Agreement.

8.	PURCHASE ORDERS AND FORECAST

8.1	Rescheduling. Siemens purchase orders may be cancelled or rescheduled as provided below:

8.1.1	Reschedule: Siemens may, at any time, revise a purchase order accepted by Sycamore to increase the quantity of Contractual Products ordered; provided, however, that Sycamore shall provide Siemens with a revised delivery date for the increased quantity of Contractual Products ordered pursuant to such revised purchase order. Siemens may decrease without charge and without increase in unit price one time with regard to each scheduled delivery, within the parameters below:

Days Notice Prior To Delivery Date	Percent By Which Quantity May Be Decreased
***	***

Product decreases beyond the time periods set forth above shall be treated as a cancellation subject to the provisions of Article 8.1.2 below.

*** beyond the original scheduled delivery date. Siemens shall not cancel any purchase order with respect to which Siemens has rescheduled the delivery date.

8.1.2	Cancellation charges are as set forth below: Orders which are scheduled for delivery are subject to the following cancellation charges, as liquidated damages and not as a penalty.

Days Notice Prior To Scheduled Delivery Date	Charge as a Percentage of the Price of the Affected Contractual Products
***	***

8.1.3	Siemens will provide Sycamore a ***, non-binding rolling forecast of sales and will update the forecast no less often than ***. As changes in circumstances which would change previously provided forecasts occur, Siemens will advise Sycamore’s Program Manager within *** of any such change.

Sycamore will not be obligated to accept orders in excess of the forecast quantities under the above ***. In the event that Siemens’ ordering performance is materially less than its forecasts in prior periods, Sycamore shall have the right to reasonably adjust ***. Sycamore will provide Siemens *** notice of any such adjustment. If Siemens, however, readjusts its forecast upward due to credible circumstances, the Parties will negotiate in good faith any appropriate revisions to quantities which are subject to standard forecast lead-times.

Notwithstanding the above, Siemens shall be entitled in case of emergency to place additional orders, subject to Sycamore’s acceptance, *** specified in Article 28.2.

Sycamore will use its commercially reasonable best efforts to provide Siemens with advance notice of circumstances which may result in Contractual Product allocation. In the event that Contractual Product must be allocated due to factors constraining Sycamore’s production capacity, Sycamore shall only allocate on a fair and reasonable non-discriminatory basis amongst Siemens. An allocation circumstance will not, in and of itself, relieve Sycamore of any obligations or liability for late delivery.

8.2	The extent of supplies and services to be actually performed by Sycamore under this Agreement and the extent of Siemens´ obligation to purchase such supplies and services shall depend on purchase orders placed by Siemens in writing and accepted by Sycamore.

Siemens´ purchase orders shall include the following:
- date of issuance,
- purchase order number
- dentification and quantity of Contractual Products
- unit price

- requested date(s) of delivery or performance, if applicable
- reference to this Agreement
- address for confirmation and invoices
- if services are ordered, the service product code

Neither preprinted terms and conditions on the reverse or obverse of the form, nor typed or handwritten terms and conditions on the purchase order or order acceptance shall apply to the transaction if such terms are additional to or are in conflict with the terms of this Agreement.

Provided that a purchase order is in conformance with the terms and conditions of this Agreement, Sycamore shall confirm such Purchase Order by fax latest *** after receipt.

If a Purchase Order is neither confirmed nor rejected by Sycamore *** after receipt, it shall be deemed confirmed.

9.	DELIVERY, TITLE AND RISK OF LOSS

9.1	Sycamore’s lead time for forecasted quantities of Contractual Products that have been accepted pursuant to the Adaptation Agreement ***. Notwithstanding the above, Sycamore will make reasonable commercial efforts to achieve *** for forecast Contractual Products. Sycamore will make reasonable commercial efforts to achieve *** lead time for non-forecasted Contractual Products. Notwithstanding the above the Parties may agree in writing to shorter lead times for specific projects.

9.2	For purposes of this Agreement “delivery date” ***. All shipments shall be ***. Sycamore shall advise Siemens of the location from which Contractual Products will be shipped *** prior to the scheduled shipment date, if the facility from which such Contractual Products will be shipped is other than the ***. The carrier shall be specified by SIEMENS at least *** before the scheduled delivery date; however, if no carrier is specified, then Sycamore may select an appropriate carrier.

9.3	For orders for Contractual Products placed in accordance with the ARO terms of this Agreement, or Sycamore’s ARO standards if for unforecast quantities, the terms of which order are not altered in any material way, including reconfiguration, change in shipment mode, quantity, method of shipment, and so long as Siemens is not in breach of any of the terms of this Agreement ***.

On and subject to the terms and conditions set forth below, ***

9.4	Notwithstanding the above, Sycamore shall have no liability to *** to Siemens hereunder if:

(a)	in the event of any ***, Siemens fails to mitigate its damages by accepting partial delivery of Contractual Products ordered pursuant to any purchase order(s) affected *** if a majority of fully equipped Contractual Products are available; or

(b)	the parties mutually agree to a *** in connection with any Siemens purchase order that is not consistent with the applicable forecast provided by Siemens pursuant to Article 8.1.3. Notwithstanding the above, this Article 9.4(b) shall not apply to a confirmed delivery date.

10.	***

10.1	***

10.2	***

11.	TAXES

11.1	Sycamore’s prices do not include any municipal, county, state or federal sales, use, excise, value-added or similar taxes. Siemens shall pay all taxes, duties, fees etc. imposed under the authority of any taxing authority (a) based on or measured by the charges set forth in this Agreement and any Siemens purchase order, (b) upon sales of the Contractual Products or services to Siemens or Siemens’ use thereof and (c) upon importation of the Contractual Products into the applicable territory including, without limitation, in the case of importation, any duties and customs charges (collectively “Taxes”); provided, however, that Siemens shall not be responsible for Taxes based on or measured by Sycamore’s income, which Taxes shall be borne by Sycamore. Withholding Taxes imposed by the Federal Republic of Germany shall be handled as provided in Article 11.3.2 below.

11.2.	***

11.3.	The terms of this sub-Article 11.3. shall apply only with regard to any taxation imposed upon Siemens payments to Sycamore which are taxes on royalty payments.

11.3.1.	***

11.3.2	***

11.3.3.	***

11.3.4.	***

12.	PAYMENTS AND FINANCIAL CONDITION

Sycamore will render invoices in USD to Siemens upon shipment of Contractual Products. If not otherwise agreed by the Parties in writing, ***

In the event that Siemens fails to make payments when due, Sycamore shall be entitled to impose a late payment charge at the rate of the lesser of one and one-half (1 1/2%) per month for each month during which any such payment remains unpaid. In such event, Sycamore may withhold further shipments or services, without liability for such withheld shipments or services, until such time as the past due payment is made. ***

13.	FORCE MAJEURE

Neither Party to this Agreement shall be held responsible for the performance of any obligations under this Agreement, provided such performance is hindered or prevented by any circumstances of Force Majeure which are deemed to include war, riot, strike, lock-out, flood, or other natural catastrophes or national or local Government regulations, or any other cause beyond such Party’s reasonable control, and provided the Party frustrated notifies the other Party without delay in writing at the beginning and end of any such circumstances. The Party frustrated shall use every endeavor to minimize the hindrance or prevention of such fulfillment. Upon the ending of such circumstance, the frustrated Party shall without delay resume the fulfillment of its obligations including any obligations, the performance of which was interrupted thereby.

14.	CHANGES TO CONTRACTUAL PRODUCTS

14.1	Sycamore may make changes to Contractual Products as provided herein.

14.2	Sycamore may at any time make changes in Contractual Product or modify the drawings and specifications relating thereto or substitute Contractual Product of later design to fill an order, provided the changes, modifications or substitutions under normal and proper use do not impact upon (a) reliability, (b) the Contractual Product Specifications, or (c) form, fit or function (as defined below). For such changes, Sycamore shall notify Siemens not later than *** after such changes have been implemented. In the event any such change to the Contractual Products is unacceptable to Siemens because such change will materially impair Siemens’ ability to market the Contractual Products, the Parties shall work together in good faith to determine whether and to what extent it may be practicable for Sycamore to continue to provide unmodified Contractual Products to Siemens for the remainder of the term of this Agreement.

***

***

For the purposes of this Agreement, material changes are defined as changes to form, fit, function, and changes due to statutory safety requirements. In the event that any material change to Contractual Product is ***. In such event, Sycamore shall use reasonable commercial efforts to continue ***

14.3	Siemens shall be entitled to request changes to the Contractual Products and Sycamore will use all reasonable efforts to comply with such requests. The Parties shall discuss in good faith and agree in writing upon the terms, conditions and charges for requested changes.

14.4	Changes to Contractual Products which are necessary due to End-User requirements shall be negotiated and implemented by Sycamore subject to terms and conditions to be mutually agreed upon.

15.	WARRANTY

Sycamore shall warrant Contractual Products to Siemens as follows:

15.1	Contractual Product Warranty:

(a)	***

•	(b) ***

c)	Sycamore warrants that the User Documentation provided to Siemens hereunder is ***.

d)	***

15.2	Warranty Claims: Should any Contractual Products be discovered to not conform to Specification within the warranty period Siemens shall notify Sycamore in writing and Sycamore shall

a)	***; and

b)	***

If User Documentation supplied by Sycamore hereunder fails to conform with this warranty, ***

If Sycamore fails more ***

Sycamore shall incur no liability under this warranty if Sycamore’s tests disclose that the alleged defect is due to Siemens´ or its End-Users´ alteration or abuse of the goods. If a Contractual Product is determined not to be defective or to have a defect due to causes not within Sycamore’s reasonable control, Sycamore’s then current repair price as listed in the price list will apply.

15.3	Sycamore’s Liability: ***

15.4	***

15.5	If any non-conformance is discovered by Siemens after the end of the warranty period ***

15.6	***

16.	***

16.1	***

16.2	***

(i)	***

(ii)	***; or

(iii)	***.

16.3	***

16.4	***

16.5	***

16.6	***

16.7	***

17.	INDEMNIFICATION

Sycamore warrants that, to its knowledge, without, however, complete inquiry,

(a)	***

(b)	***

(c)	***

This	warranty applies mutatis mutandis to any new version, new release and alterations to the Documentation.

Sycamore agrees to defend Siemens, its Subsidiaries, *** from any and all claims, ***,

•	Notifies Sycamore promptly, ***

•	Provides Sycamore with the sole ***

•	Co-operates to a reasonable extent ***

•	Does not acknowledge or accept any ***

•	If a temporary or final injunction is obtained against Siemens´ use ***

***

18.	LIABILITY

18.1	Product Liability

If the use of the Contractual Products should result in ***

18.2	Limitation of Liability

To the extent expressly provided herein, either Party shall be liable for any damages caused by its acts or omissions in connection with the performance of this Agreement.

***

***

***

19.	SOFTWARE MAINTENANCE AND SUPPORT

The parties agree to negotiate in good faith during the *** following execution of this Agreement a Software Maintenance and Service Level Agreement, ***

20.	PRODUCT PLANNING

Product planning meetings will be held on a regular basis. The intervals between such meetings shall be mutually decided between Sycamore and Siemens, but shall not exceed ***.

The purpose of the product planning meeting will be to discuss relevant issues related to the Contractual Products such as, but not limited to:

(a) Product availability schedules of new products or modifications of Contractual Products required by the market, whereby the Parties intend to achieve *** giving due regard to the interdependencies of the Contractual Products ***

(b) Provide a forum for Siemens ***

21.	SPARE PARTS

Prior to the first delivery of Contractual Products, Sycamore shall make available to Siemens a ***. This list will be revised and updated by Sycamore in regular time intervals.

22.	[reserved]

23.	QUALITY

23.1	Sycamore represents that it is certified according to *** commercial efforts to require its manufacturers also to be certified according to ***

23.2	Sycamore shall provide Siemens with Sycamore’s quality plan and agrees to work with Siemens to remedy ***, as mutually agreed, in the plan to help ensure that the Contractual Products meet the requirements of *** perspective.

23.3	If Siemens’ so requests it shall be entitled from time to time and on reasonable advance notice to ***.

23.4	If Siemens or any End-User requests to perform a factory inspection, such inspection will be performed at Sycamore’s premises prior to delivery of the respective Contractual Products. The time, place and procedure of the factory inspections will be agreed upon between the Parties reasonably in advance.

24.	TECHNICAL APPROVAL BY AUTHORITIES

For the purposes of this Article 24, the “Approval Authorities” shall mean the body or bodies having responsibility for approving ***

The Contractual Products delivered by Sycamore shall comply with or carry the approvals ***

***, Sycamore shall propose modifications to the Contractual Products to become compliant also with the requirements ***. Sycamore shall *** in connection with such modifications. The Parties shall share *** of all additional approvals as well as for such modifications and shall provide any hardware required to accomplish such modifications. Siemens shall obtain such additional approvals in the names ***. The schedule and charges *** will be mutually agreed between the Parties on a case-by-case basis.

25.	CONFIDENTIALITY

Subject to the provisions set out in this Agreement, the Parties agree to maintain in confidence any and all confidential information supplied by the delivering Party to the receiving Party. Any and all information required to be held in confidence shall, if in writing, be marked “Confidential”. Oral information that is confidential shall be referred to as confidential when given and reduced to writing, marked “Confidential” and forwarded to the receiving Party within *** after its communication to the receiving Party.

Each Party may disclose Confidential Information of the other Party to those employees who have a reasonable need to know and who are bound to confidentiality by their employment agreements or otherwise. Siemens may disclose Confidential Information of Sycamore to third parties, if necessary for the subcontracting and/or distribution purposes foreseen in this Agreement, provided these third parties agree to be bound by confidentiality provisions substantially similar to those contained herein; provided, however, that Siemens shall not disclose any Sycamore Confidential Information to any competitor of Sycamore, as that term is defined herein.

***

Notwithstanding any termination of this Agreement, the non-disclosure obligations as in this Article above shall expire *** from the furnishing date of the respective Confidential Information.

Press releases or other information by one Party hereto on the conclusion/content of this Agreement shall only be made available to third parties/press agencies with the prior written consent of the other Party hereto.

26.	EXPORT REGULATIONS

Sycamore shall not be obliged to perform purchase orders under this Agreement, if this performance is hindered by applicable export laws and regulations.

With respect to Software which includes materials or technology originating from the United States of America, which Sycamore will identify in the individual delivery documents, Siemens agrees that it will comply with all export laws and regulations of the United States of America.

In the event that Siemens intends to export Contractual Products subject to an export restriction, Siemens will inform Sycamore accordingly and Sycamore will use its best efforts to obtain any necessary re-export licenses from the relevant authorities.

27.	ESCALATION PROCESS

27.1	The Parties recognize that disagreements may reasonably arise during the course of their business relationship. The Parties desire to resolve these amicably, and will seek to address all issues promptly and in good faith; provided, however, that the escalation process set forth in this Article 27 shall not apply to issues regarding Contractual Product nonconformance or the provision of services. Prior to pursuing other remedies which may be available the Parties agree to follow the process set forth below:

27.1.1	Issues shall first be raised to the Parties’ respective Program Managers for resolution. The Program Managers shall consult with their respective Sales and Marketing Executives, Technical Executives or Business Coordinators, as applicable and as necessary, for resolution. In the event the disagreement is not resolved to both Parties’ satisfaction after reasonable and diligent efforts, within *** from the time a Party’s Program Manager first receives written notice regarding such issue, the issue will be escalated to the next level as described in 27.1.2 below.

27.1.2	Issues will then be raised to the responsible Agreement Executives for resolution. In the event the disagreement is not resolved to both Parties’ satisfaction after reasonable and diligent efforts, within *** from the time a Party’s Agreement Executive first receives written notice regarding such issue, the issue will be escalated to the next level as described in Article 27.1.3 below.

27.1.3	Issues will then be raised to the President, Sycamore Networks and the General Manager, Siemens Corporation, for resolution. Only if the issue cannot be resolved at this level after reasonable and diligent efforts within *** from the time the applicable representative specified in this Article first provides written notice of the issue to his/her counterpart of the other Party, either Party may pursue any remedy outside of this process, subject to the terms of this Agreement.

27.1.4	Notwithstanding the above, in the event time urgency requires, either Party may immediately escalate an issue to any level within the hierarchy described above, but such urgent escalation shall be undertaken only in the event of extreme time constraints.

27.1.5	At each escalation level, both Parties will be granted an opportunity to state the reasons for their views, and an opportunity to present any materials supporting their position. Each individual responsible for deciding the issue will provide the other Party with a written statement of his/her position and the reasons therefor.

27.1.6	The Parties respective executives are as follows: (This listing may be changed by either Party with regard to its identified personnel by notice to the other Party):

Program Manager

To be designated by the Parties pursuant to Article 28.1 below.

Sales Executive

Siemens:	***
Sycamore:	***

Technical Executive

Siemens:	***
Sycamore:	***

Business Executive

Siemens:	***
Sycamore:	***

Agreement Executive

Siemens:	***
Sycamore:	***

Senior Officer

Sycamore:	***
Siemens:	***

28.	GENERAL

28.1	Each Party agrees, within *** after the execution of this Agreement, to designate a single point of contact to act as such Party’s program manager (“Program Manager”) for purposes of coordinating the overall relationship between the Parties pursuant to both this Agreement and the Adaptation Agreement. The responsibilities of such Program Managers shall include, but shall not be limited to, designation of single points of contact and project team members in connection with Adaptation Work projects and coordination of such projects pursuant to the Adaptation Agreement and the development and implementation of a joint marketing strategy for the Contractual Products purchased by Siemens from Sycamore hereunder.

28.2	Any notices required or sent hereunder from time to time shall be in writing and either delivered personally or sent by fax or registered mail postage prepaid, return receipt requested to an address as set forth herein. Any notice shall be deemed given when received by the other Party.

Any notices to be sent to Sycamore shall be addressed and personally delivered or mailed or faxed as follows:

***

28.3	All disputes arising in connection with this Agreement shall be settled in accordance with the provisions of this Agreement ***.

28.4	All disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, ***

***

28.5	Neither Party may delegate or assign any/or all of its duties or rights hereunder without prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the above, either Party may assign this Agreement in the event of a merger or a sale of all or substantially all of such Party’s assets or stock; provided that neither Party will assign this Agreement to a competitor of the other Party without such Party’s prior express written consent, which consent shall not be unreasonably withheld.

28.6	Any representation, promise, course of dealing of trade usage not contained or referenced herein will not be binding.

28.7	Any waiver of any breach of this Agreement shall be limited to the particular instance and shall not operate or be deemed to waive any future breach of it, nor shall any delay on the part of any Party to act upon any breach be deemed a waiver thereof.

28.8	In the event that any one or more provisions contained in this Agreement should, for any reason, become or be held to be invalid or unenforceable by a competent authority or court having final jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement and there shall be substituted for the said invalid or unenforceable provision a valid and enforceable one having an economic effect as similar as possible to the original provision.

28.9	Purchases by Siemens from Sycamore of demonstration and/or lab equipment shall be as mutually agreed.

29.	TERM AND TERMINATION

29.1	This Agreement shall become effective when dated and signed by both Parties. It shall remain in full force and effect for an indefinite time, ***

29.2	Causes for Termination. This Agreement may be terminated by either Party:

(a) ***

(b) ***

(c) ***

(d) Sycamore’s Material Breach. ***

29.3	The Effect of Termination. Termination of this Agreement shall not affect:

(a) any obligations concerning payment and ongoing support arising prior to termination;

(b) any obligations concerning warranty, liability and indemnification;

(c) Siemens´ right to ***;

(d) the obligations of each Party to keep the other Party’s Confidential Information confidential , not to disassemble or reverse compile the Software and the rights in and to the Software; or

(e) any or all outstanding items (including licenses) ordered by Siemens by a purchase order as under Article 8 and paid by Siemens or confirmed by Sycamore prior to effective date of termination of this Agreement.

30.	ENTIRE AGREEMENT

This Agreement and all attached Exhibits represent the entire agreement of the Parties with respect to the subject matter hereof and shall supersede all previous agreements, communications, representations and understandings, oral or written, between the Parties. No modification, amendment, recission, waiver or other change shall be binding upon Siemens or Sycamore unless and until made in writing and signed by duly authorized representatives of Siemens and Sycamore. This requirement can only be waived in writing. The terms and conditions of this Agreement shall govern all purchases made hereunder and shall supersede all terms and conditions contained on any purchase order, acknowledgement or other document or writing issued by either Siemens or Sycamore.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives.

SYCAMORE	NETWORKS, INC. SIEMENS AG

BY	BY

TITLE	TITLE

DATE	DATE

Exhibit A

Product List

*** Entire Exhibit Confidential

Exhibit B

User Documentation

*** Entire Exhibit Confidential

Exhibit C

Specification

*** Entire Exhibit Confidential

Exhibit D

Prices and Discounts

*** Entire Exhibit Confidential

Exhibit E

Non-conformance Correction Procedure

Exhibit F

Maintenance and Support

Exhibit G

Escrow Agreement

Exhibit H

Contractual Product Software

License Terms and Conditions

Exhibit I

Technical Approvals

*** Entire Exhibit Confidential

Amendment No. 1

To the

Purchase Agreement

Between

Sycamore Networks, Inc. and Siemens AG Munich, Germany

This is Amendment No. 1 (the “Amendment”), dated as of __ September 2002 (the “Effective Date”), to the Purchase Agreement dated 13 June 2002 (the “Agreement”), and is by and between Sycamore Networks, Inc., a Delaware corporation with principal offices at 150 Apollo Drive, Chelmsford, MA ( hereinafter referred to as “Sycamore”) and SIEMENS AKTIENGESELLSCHAFT, a corporation existing under and by virtue of the laws of the Federal Republic of Germany having its division head office in Hofmannstraße 51, 81359 Munich, (hereinafter referred to as “Siemens”). Sycamore and Siemens are collectively referred to hereinafter as the “Parties”.

WHEREAS, The Parties entered into the Agreement on or about 13 June, 2002;

WHEREAS, the Parties now wish to amend the Agreement in accordance with its terms to, among other things, replace Exhibit D “Prices and Discounts”.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to modify the Agreement as follows:

1.	Capitalized terms used herein and not otherwise defined herein shall have such meaning as set forth in the Agreement.

2.	Exhibit D to the Agreement is deleted in its entirety and replaced with the attached new Exhibit D.

3.	In Article 28.2 delete Sycamore’s mailing address and replace with the following address:

Sycamore Networks, Inc.

220 Mill Road

Chelmsford, MA 01824 USA

Attn: Vice President of Administration

Fax: 978-244-1097

4.     In the event of a conflict between the terms and conditions of this Amendment No. 1 and the Agreement, this Amendment No. 1 shall prevail. Except as expressly modified in this Amendment No. 1, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed in duplicate by their respective, duly authorized representatives:

SYCAMORE	NETWORKS, INC. SIEMENS AG

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit D

Prices and Discounts

Sycamores International Price List (prices)

The Price List for the *** of the Agreement is attached hereto as Annex 1.

Reseller Program and Discount Schedule:

Sycamore Networks has established a *** program:

***

An overview of program requirements and benefits include:

	Details	***	***	***

1.	DISCOUNT ***	***	***	***

2.	Annual Contract year revenue commitment (in US$)	***	***	***

3.	Quarterly Performance Meeting	Mandatory	Mandatory	Mandatory

4.	Demo and TAC Lab for internal use only including internal evaluations, TAC, training and demonstration purposes; (refer to paragraph below and to Exhibit E).	***	***	***

5.	***	***	***	***

***

***

Systems Engineers: TBD

Should be subject to SLA

Demonstration and evaluation Equipment: TBD

Should be subject to SLA

Should be subject to SLA

Annex 1—Price List

*** Entire Exhibit Confidential

Amendment No. 3

to the

Purchase Agreement

between

Sycamore Networks, Inc. and Siemens AG Munich, Germany

This is Amendment No. 3 (the “Amendment”), dated as of __ March 2003 (the “Effective Date”), to the Purchase Agreement dated 13 June 2002 (the “Agreement”), and is by and between Sycamore Networks, Inc., a Delaware corporation with principal offices at 220 Mill Road, Chelmsford, MA ( hereinafter referred to as “Sycamore”) and SIEMENS AKTIENGESELLSCHAFT, a corporation existing under and by virtue of the laws of the Federal Republic of Germany having its division head office in Hofmannstrasse 51, 81359 Munich, (hereinafter referred to as “Siemens”). Sycamore and Siemens are collectively referred to hereinafter as the “Parties”.

WHEREAS, The Parties entered into the Agreement on or about 13 June, 2002;

WHEREAS, section 5.1.2 of the Agreement stipulates the grant of rights regarding certain object code software of Sycamore to Siemens;

WHEREAS, Sycamore and Siemens wish to expand the terms and conditions of section 5.1.2;

WHEREAS, the parties wish to finalize the terms and conditions of Exhibit H to the Agreement;

NOW, THEREFORE, the Parties hereby agree to modify the Agreement and replace section 5.1.2 of the Agreement as follows:

1.	Capitalized terms used herein and not otherwise defined herein shall have such meaning as set forth in the Agreement.

2.	Section 5.1.2 of the Agreement is deleted in its entirety and replaced with the following:

5.1.2	Sycamore owns or has the right to sublicense as contemplated hereby certain object code software, either referenced herein, or provided to Siemens pursuant to a purchase order accepted hereunder, or included as an integral part of Contractual Products listed on Exhibit A, attached hereto, (herein collectively and individually referred to as the “Software”). Upon the agreement of the Parties, additional Software may be added to Exhibit A.

(i)	Sycamore grants to Siemens the *** the object code form of the Software for internal use purposes of

***

The Software is copyrighted and Siemens is only authorized to reproduce one copy of the Software solely for back-up purposes. Siemens is hereby prohibited from otherwise copying or translating, modifying or adapting the Software or incorporating in whole or any part in any other product *** based on all or any part of the Software.

Siemens is not authorized to license others to reproduce any copies of the Software, except as expressly provided in this Agreement.

Siemens shall not decompile, disassemble or reverse engineer, the licensed Software or any component thereof, except as may be permitted by applicable law, in which case Siemens must notify Sycamore in writing and Sycamore may provide review and assistance.

Subject only to the licenses specifically granted herein, Sycamore is the sole owner of all rights, title and interest, including all copyrights, patents, trademarks, industrial designs, trade names, trade secrets and other intellectual property rights in the Software Products. Siemens agrees to ensure that all copyright, trademark and other proprietary notices of Sycamore affixed to or displayed on the Software Products will not be removed or modified.

The rights and licenses granted to Siemens under this paragraph (i) with respect to the Software may not be sold, licensed, sublicensed, rented, assigned or otherwise transferred to another party without the prior written consent of Sycamore or except as stated otherwise in this Agreement.

(ii)	Sycamore grants to Siemens *** pursuant to terms and conditions substantially similar to the sample license terms stated in Exhibit H.

The rights to use that may be sublicensed by Siemens *** under this paragraph (ii) shall also include but not be limited to

•	***

  o     Sycamore grants to Siemens the ***

pursuant to license terms and conditions substantially similar to the sample license terms as stated under Exhibit H.

•	The rights to use that ***.

Siemens´ Distribution Right as stated under 5.1.1 shall include the right to provide ***.

3.	Exhibit H is attached hereto and hereby incorporated into the Agreement.

4.	Siemens agreed to ***.

5. In the event of a conflict between the terms and conditions of this Amendment No. 3 and the Agreement, this Amendment No. 3 shall prevail. Except as expressly modified in this Amendment No. 3, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed in duplicate by their respective, duly authorized representatives:

37

SYCAMORENETWORKS, INC.	SIEMENS AG

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit H

Contractual Product Software

Sample License Terms and Conditions

1.	License Grant.

a.	On and subject to the terms and conditions of this License Agreement, *** to:

(i) use *** Software *** such as including, but not limited to, ***;

(ii) The Licensee shall have the right to ***; and

b. Subject only to the licenses specifically granted herein, Sycamore Networks, Inc. (“Sycamore” or the “Product Provider”) is *** in the Contractual Product Software. Licensee is hereby prohibited from otherwise copying or translating, modifying or adapting the Contractual Product Software or incorporating in whole or any part in any other product *** except as expressly provided in this License Agreement. Licensee agrees to ensure that all copyright, trademark and other proprietary notices of Sycamore affixed to or displayed on the Contractual Product Software will not be removed or modified. Licensee shall not and agrees to cause its End-Users to agree to ***. In such case, Licensee or its End-User must notify Sycamore in writing and Sycamore may provide review and assistance. Except as expressly provided herein, the rights and licenses granted to Licensee with respect to the Contractual Product Software may not be *** without the prior written consent of Sycamore.

2. Sycamore’s Rights. Licensee agrees that the Contractual Product Software and the User Documentation are proprietary, confidential products of Sycamore or Sycamore’s licensor protected under U.S. copyright law and Licensee will use Licensee’s best efforts to maintain their confidentiality. Licensee further acknowledges and agrees that all right, title and interest in and to the Contractual Product Software, including associated intellectual property rights, are and shall remain with Sycamore ***. This License Agreement does not convey to Licensee an interest in or to the Contractual Product Software, but only a limited right of use revocable in accordance with the terms of this License Agreement.

3. Termination. Licensee may terminate this License Agreement at any time by returning the Contractual Product Software and all copies or portions thereof to Siemens. Siemens may terminate this License Agreement upon the breach by Licensee of any term hereof. Upon the effective date of a termination of this Agreement for Licensee’s breach, the license granted to Licensee under this Agreement shall terminate and Licensee shall immediately discontinue use of the software and all copies and documentation thereof, purge all software from its systems and return all such copies and documentation to Siemens. Termination of this License Agreement shall not prejudice Siemens’ rights to damages or any other available remedy.

4. Export Control. With respect to Contractual Product Software that includes materials or technology originating from the United States of America, Licensee agrees that it will comply with all export laws and regulations of the United States Office of Export Administration and any other appropriate government agency. In the event that Licensee intends to export or re-export Contractual Product Software subject to an export restriction, Licensee will inform Siemens accordingly and Siemens shall obtain any necessary re-export licenses from the relevant authorities.

5. Third Party Beneficiary. If the Contractual Product Software incorporates or otherwise contains any intellectual property of any third party pursuant to a license agreement in favor of Sycamore and sublicensed to Licensee, such third party shall, to the extent permitted by law, be a third party beneficiary of the terms and conditions of this License Agreement.

Amendment No. 4

to the

Purchase Agreement

between

Sycamore Networks, Inc. and Siemens AG Munich, Germany

This is Amendment No. 4 (the “Amendment”), dated as of __________ 2003 (the “Effective Date”), to the Purchase Agreement dated 13 June 2002 (the “Agreement”), and is by and between Sycamore Networks, Inc., a Delaware corporation with principal offices at 220 Mill Road, Chelmsford, MA (hereinafter referred to as “Sycamore”) and SIEMENS AKTIENGESELLSCHAFT, a corporation existing under and by virtue of the laws of the Federal Republic of Germany having its division head office in Hofmannstrasse 51, 81359 Munich, (hereinafter referred to as “Siemens”). Sycamore and Siemens are collectively referred to hereinafter as the “Parties”.

WHEREAS, The Parties entered into the Agreement on or about 13 June, 2002;

WHEREAS, on the effective date of the Agreement the Parties had not yet finished certain exhibits to the Agreement;

WHEREAS, the Parties wish to finalize the terms and conditions of exhibits E and F to the Agreement;

WHEREAS, the Parties wish to add Exhibit E entitled “Nonconformance to Specifications Correction Procedure” to the Agreement;

WHEREAS, the Parties wish to add Exhibit F entitled “Maintenance and Support Services” to the Agreement;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the Parties hereby agree to modify the Agreement as follows:

1.	Capitalized terms used herein and not otherwise defined herein shall have such meaning as set forth in the Agreement.

2.	Exhibits E and F are attached hereto and hereby incorporated into the Agreement.

3.	In the event of a conflict between the terms and conditions of this Amendment and the Agreement, this Amendment shall prevail. Except as expressly modified in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

4.	Sections 28.3 and 28.4 of the Agreement shall also apply to this Amendment.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in duplicate by their respective, duly authorized representatives:

SYCAMORE NETWORKS, INC.	SIEMENS AG

By:	***

Name:	***

Title:	***

Date:	***

***

***

***

***

Exhibit E

Nonconformance to Specifications Correction Procedure

This Exhibit is an attachment to the Purchase Agreement between Sycamore Networks, Inc., Chelmsford, MA, USA and Siemens AG Munich, Germany dated June 13, 2002 (the “Agreement”) and is hereby incorporated into and made a part of the Agreement. In the event of a conflict between the terms and conditions of this Exhibit and the Agreement, the terms of this Exhibit shall prevail.

The parties shall mutually agree to assign a Severity Level (as defined in Section 6.2.4 of Exhibit F) to each case of a reported problem or nonconformance of Level 3 Support Services, depending on the importance and urgency of the respective problem and nonconformance.

Performance Goals

*** Performance Goals shall apply:

***

Assumptions

•	Sycamore shall not be responsible to meet the performance goals ***.

•	The performance goals contained in this Exhibit are based on Sycamore’s assumption that ***.

•	***.

•	***.

Definitions:

•	Business Day:

***. Eastern Standard Time Monday through Friday Excluding Sycamore Company Holidays.1

[1]	Sycamore Company Holidays.

Sycamore Company Holidays for calendar year 2003 are:

Jan 1, 2004 Company Holiday—New Year's Day

May 31, 2004 Company Holiday—Memorial Day

•	Fault Correction Time:

The period of time that has elapsed between ***.

•	Progress Time:

The period of time that has elapsed between the ***.

•	Resolution:

Means ***.

•	Response Time:

The period of time that has elapsed ***.

•	Service Request

A request made by the Siemens TAC to the Sycamore TAC for assistance with a problem, question, or event related to Contractual Products. A valid Service Request must include the required information specified in Exhibit F.

•	Fault Correction Notification Time:

The period of time that has elapsed between ***.

•	Settling Time

The time between Sycamore TAC’s response ***.

July 5, 2004 Company Holiday—Independence Day Observed

Sep 6, 2004 Company Holiday—Labor Day

Nov 25, 2004 Company Holiday—Thanksgiving Day

Nov 26, 2003 Company Holiday—Day after Thanksgiving

Dec 24, 2003 Company Holiday—Christmas Day Observed

Sycamore shall provide Siemens with a list of Sycamore Company Holidays for each calendar year within thirty (30) days before the beginning of the subject year.

EXHIBIT F

ENTIRE EXHIBIT CONFIDENTIAL

***

Amendment No. 6

to the

Purchase Agreement

between

Sycamore Networks, Inc. and Siemens AG Munich, Germany

This is Amendment No. 6 (“this Amendment”), dated as of August 8, 2005, to the Purchase Agreement dated 13 June 2002, as amended (“the Agreement”), and is by and between Sycamore Networks, Inc., a Delaware corporation with principal offices at 220 Mill Road, Chelmsford, MA (hereinafter referred to as “Sycamore”) and SIEMENS AKTIENGESELLSCHAFT, a corporation existing under and by virtue of the laws of the Federal Republic of Germany having its division head office in Hofmannstrasse 51, 81359 Munich, (hereinafter referred to as “Siemens”). Sycamore and Siemens are collectively referred to hereinafter as the “Parties”.

WHEREAS the Agreement governs the purchase and sale of Sycamore’s Contractual Products by Siemens;

WHEREAS Siemens desires to purchase Contractual Products from Sycamore for sale to KDnet for the KT Corp. OXC Project (“the Project) under the prices contained in Exhibit A to this Amendment;

WHEREAS the Parties have mutually agreed that the terms and conditions set forth in Exhibit B shall apply to the purchase and sale of Contractual Products to Siemens for the KT Corp. OXC Project only; and

WHEREAS Sycamore has offered under certain conditions to achieve expedited delivery on certain Contractual Products set forth in Exhibit C.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the Parties hereby agree to modify the Agreement as follows:

1.	Capitalized terms used herein and not otherwise defined herein shall have such meaning as set forth in the Agreement.

2.	This Amendment shall only apply in respect of the Project.

3	This Amendment will commence on August 8, 2005 (“the Effective Date”) and shall continue in effect for a period of *** thereafter, unless extended by written agreement of the Parties hereto. In the event of termination or expiry of the Agreement, this Amendment shall automatically terminate.

4	Exhibits A, B and C are attached hereto and incorporated herein.

5	The terms and conditions of this Amendment, including all exhibits hereto, together with Agreement, constitute the entire agreement between the Parties for the sale of Contractual Products to KDnet for the KT Corp. OXC Project and supersede all previous agreements and understandings, whether oral or written, between the Parties hereto with respect to the subject matter hereof. In the event of a conflict between the terms and conditions of this Amendment and the Agreement, this Amendment shall prevail. Except as expressly modified in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

6	Sycamore agrees to deliver the Contractual Products referred to in Exhibit C in accordance with the delivery schedule in Exhibit C in consideration of the terms and conditions set out in Item 7 below.

7	Expedited Delivery Fee. Siemens shall reimburse Sycamore for the costs of expediting the delivery of the Contractual Products in Exhibit C in accordance with the delivery dates in Exhibit C provided always Siemens liability under this Section shall be limited ***. Sycamore shall give notice to Siemens of the cost of expediting delivery (“Expedited Delivery Fee”) within *** of receipt of Purchase Order(s) for the Contractual Product listed on Exhibit C.

If and only if Sycamore shall meet all the delivery dates set out in Exhibit C, then within *** of the delivery of the last Contractual Product in Exhibit C, Siemens shall provide Sycamore with *** purchase order for Expedited Delivery Fee of expediting delivery. Siemens shall pay the Expedited Delivery Fee *** of receipt of the invoice thereof. Should Sycamore ***(as defined in *** of the Agreement) by more than *** from date of purchase order for any product in Exhibit C, Sycamore agrees to grant to Siemens, in lieu of actual damages, ***.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in duplicate by their respective, duly authorized representatives:

SYCAMORE NETWORKS, INC. By	SIEMENS AG By

Name:	Name:

Title:	Title:

Date:	Date:

EXHIBIT A

Pricing

related to the KT Corp. OXC Project

*** Entire Exhibit Confidential

EXHIBIT B

Additional Terms and Conditions

related to the KT Corp. OXC Project

1	a. The list pricing is contained in Exhibit A and shall *** for a period *** from the Effective Date of Amendment No. 6 (“the Initial Term”). For the Initial Term, Siemens is eligible for ***attached in Exhibit A on Sycamore hardware products only and not software and services.

In consideration of the pricing terms contained in this Amendment, ***

***

b.2	***

b.3 Payment of any amount owed Sycamore as a result of such reconciliation shall be ***. In the event that Siemens is late with payment then Sycamore shall be entitled to exercise the option *** purchase orders for the Project and be entitled to *** of all Contractual Products ordered for the Project until ***

b.4 ***

2	Harmonized Product Codes. *** will be responsible for any change in coding required due to the fact that *** has determined in its sole discretion that it ***. However, *** cannot be responsible for a code change required by ***.

3	Services Pricing and Payment. Unless modified by this Amendment, Service pricing is contained in Annex F-4 of Exhibit F to the Agreement.

Sycamore agrees to offer unbundled Software Maintenance Service as follows:

Description	Price

200026 Maintenance Fix Release ***	***

200008 Software Upgrades ***	***

***Siemens shall provide Sycamore with a purchase order for Standard Return to Factory Service (Product Code 203007) for ***. Sycamore shall invoice Siemens ***. Siemens shall pay Sycamore not later than *** the receipt of such pertaining invoice(s).

At the time of each order Siemens shall provide Sycamore with a purchase order for Maintenance Fix Release Service (Product Code 200026) for ***. Sycamore shall invoice Siemens ***. Siemens shall pay Sycamore not later than *** the receipt of such pertaining invoice.

For the avoidance of doubt, to the extent that ***

4 Product Code 200008—Software Upgrade Service. ***

The anniversary date shall be the date of Sycamore’s acceptance of the Initial Software Upgrade Service Purchase Order (the “Anniversary Date”). For Contractual Products acquired by Siemens during the initial year after the Anniversary Date, or for new Contractual Product purchases in any subsequent year, ***. Siemens shall provide Sycamore with a Purchase Order ***. Pertaining invoices shall be paid ***.

Software Upgrade Service may be purchased by Siemens ***.

Upon the second, and any subsequent, Anniversary Date, Sycamore shall provide Siemens ***. Pertaining invoices shall be paid ***.

5	***

6	Support Period.

Sycamore agrees to offer Services for any Contractual Products and the most recent release of Software for such Contractual Products for a period of *** to Siemens under an accepted Purchase Order for the Project, ***.

END OF EXHIBIT B

Exhibit A

*** Entire Exhibit Confidential

EXHIBIT C

Expedited Delivery Schedule

DELIVERY DATE OCTOBER 1, 2005

*** Entire Exhibit Confidential